The FBR Funds

FBR Fund for Government Investors

(the “Fund”)

Supplement Dated February 28, 2009, Effective Until April 30, 2009,

to the Prospectus Dated February 28, 2009

On November 24, 2008, the U.S. Department of the Treasury (the “Treasury”) announced that it would extend its Temporary Guarantee Program for Money Market Funds (the “Program”) until April 30, 2009.  The Board of Trustees of the Fund has approved the Fund’s continued participation in the Program.

Participation in the continuation of the Program requires a payment to the Treasury in the amount of 0.015% based on the net asset value of the Fund as of September 19, 2008.  This expense will be borne by the Fund without regard to any expense limitation currently in effect.

The Program insures money market fund shareholders as of the close of business on September 19, 2008 against loss in the event that the Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share.  Generally, the Program does not protect holders of shares acquired after September 19, 2008.  If the number of shares held in an account fluctuates over the period, the Program protects investors for the lesser of the number of shares held as of the close of business on September 19, 2008 or the amount held at liquidation, whichever is less.  If the Treasury extends the Program beyond April 30, 2009 and the Fund decides to participate, additional payments may be required.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE